EXHIBIT 10.1

SECURED PROMISSORY NOTE

Up to $5,000,000

April 28, 2016

FOR VALUE RECEIVED, effective as of the date set forth above (the “Effective Date”), the undersigned, Fantex, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby promises to pay to Fantex Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, or registered assigns (the “Holder”), the principal amount of up to Five Million Dollars ($5,000,000) on the Maturity Date (as hereafter defined) of this secured promissory note (this “Note”), such principal amount as from time to time may be advanced hereunder and to pay interest (calculated on the basis of a 360-day year of twelve 30-day months) on such sum or the portion thereof from time to time outstanding hereunder, at a rate of ten percent (10%) per annum; but in no event shall the interest exceed the maximum rate of nonusurious interest permitted by law to be paid by the Holder (and to the extent permitted by law, interest on any overdue principal or interest thereon).

For purposes of this Note, “Maturity Date” shall mean July 27, 2016. Notwithstanding the foregoing, the undersigned shall have the right to prepay at any time, and from time to time, without premium or penalty all or any portion of the principal due hereunder. All payments shall be made in lawful money of the United States of America.

Annexed hereto and made a part hereof is a schedule (the “Loan and Repayment Schedule”) on which shall be shown all loans of principal made by the Holder to the Company and all repayments of principal made by made by the Company to the Holder hereunder. The Company hereby appoints the Holder as its agent to make an appropriate notation on the Loan and Repayment Schedule (or on a continuation of such schedules) evidencing the date and the amount of each loan, the date and amount of accrued interest added to the outstanding principal balance hereof, the date and amount of any principal repayment made hereunder or other information provided for on the Loan and Repayment Schedule. Such endorsement shall constitute prima facie evidence of the accuracy of the information set forth thereon; provided,  however, that the failure of the Holder to make such a notation or any error in such notation shall not affect the obligations of the Company to repay this Note in accordance with its terms.

Upon the occurrence of a material adverse effect on the condition, financial or otherwise, business or operations of the Company, the Holder may cease any funding commitment set forth in this Note.

All payments hereon shall be applied first, to costs and expenses and other amounts owing to the Holder under this Note; second, to accrued interest then payable; and third, to principal.

This Note is secured pursuant to the terms of the Security Agreement.

Upon the payment in full of this Note in cash (other than any inchoate indemnity obligations), the security interest granted under that certain Security Agreement dated as of April 28, 2016 among the Company and the Holder party thereto as “Secured Party” from time to time, as amended, restated or modified from time to time (the “Security Agreement”) shall be released pursuant to the terms of the Security Agreement.

The Company hereby waives, presentment, protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. No waiver by the Holder of any default shall be effective unless in writing nor shall it operate as a waiver of any other default or of the same default on a future occasion. This Note shall be binding upon the Company and its successors and assigns. The Company agrees to pay all costs of collection of this Note, including, without limitation, reasonable attorneys’ fees and costs, in the event it is not paid when due.

Notwithstanding anything to the contrary in the foregoing, no Holder shall have any recourse to the Company, except to the Collateral (as defined in the Security Agreement) provided in the Security Agreement.

Holder may assign this Note and any part or all of the loans evidenced hereby to any other person or entity, subject to applicable law. Upon such assignment, such party shall become a “Holder” hereunder.

Time is of the essence of this Note. This Note may be modified only by a writing executed by the Company and the holder hereof. In the event that any one or more provisions of this Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect. This Note has been made and delivered in the State of California and shall be construed in accordance with, and all actions hereunder shall be governed by, the laws of the State of California, without giving effect to principles thereof relating to conflicts of law.

IN WITNESS WHEREOF, Company and Holder have caused this Secured Promissory Note to be duly executed on the date first stated above.

Company:	Fantex, Inc.
a Delaware corporation

	By:	/s/ Cornell French
	Name:	Cornell French

	Title:	Chief Executive Officer

Holder:	Fantex, Inc.
a Delaware corporation

	By:	/s/ Cornell French
	Name:	Cornell French

	Title:	Chief Executive Officer

LOAN AND REPAYMENT SCHEDULE TO

SECURED PROMISSORY NOTE

Amount of Loan	Date	Amount of Principal Paid	Accrued Interest to Be Added to Outstanding Principal Balance	Aggregate Principal Balance	Notation Made By
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______
______	______	_______	_______	_______	_______

NOTE:

Additional pages of this Loan and Repayment Schedule to Secured Promissory Note may be attached to the Secured Promissory Note by the Holder as may be necessary to record certain information regarding each loan.